Exhibit 10.1


                              FIRST AMENDMENT TO
                               CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of April 26, 2005, is made and entered into among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the "Borrower"), the Wynn Amendment Parties (as hereinafter defined) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent") on behalf of the Lenders (as hereinafter defined).

                                   RECITALS

         A. The Borrower and the Administrative Agent are parties to that certain Credit Agreement dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Administrative Agent, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, Bear, Stearns & Co. Inc., as arranger and joint book running manager, Bear Stearns Corporate Lending Inc., as joint documentation agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Societe Generale, as joint documentation agent, and the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders").

         B. In connection with the Credit Agreement, Wynn Las Vegas Capital Corp., a Nevada corporation ("Capital Corp."), Wynn Show Performers, LLC, a Nevada limited liability company ("Show Performers"), Wynn Golf, LLC, a Nevada limited liability company ("Wynn Golf"), Wynn Sunrise, LLC, a Nevada limited liability company ("Wynn Sunrise"), World Travel, LLC, a Nevada limited liability company ("World Travel"), and Las Vegas Jet, LLC, a Nevada limited liability company (together with Capital Corp., Show Performers, Wynn Golf, Wynn Sunrise and World Travel, the "Wynn Amendment Parties") have executed that certain Guarantee dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the "Guarantee").

         C. The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this First Amendment, to amend certain provisions of the Credit Agreement in order to, among other things, permit expenditures of up to $1,400,000,000 with respect to the Phase II Project (net of capital contributions made for such purposes), extend the Phase II Opening Date and the Phase II Completion Date and facilitate the Disposition of certain Real Estate from Wynn Golf to the Borrower.

         D. The Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent on behalf of the Lenders and the Wynn Amendment Parties agree as follows:

         1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this First Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this First Amendment.

         2. Amendments.

         (a) Section 6.2(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that, in connection with their audit examination, nothing has come to their attention that caused them to believe that the Borrower or any of the Loan Parties failed to comply with the terms, conditions, provisions or conditions of Sections 6.3, 6.6(a), 7.1, 7.2, 7.3, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9(a), 7.10, 7.11, 7.12,
         7.19, 7.22, 7.23 and 7.26 of this Agreement, insofar as such sections relate to financial or accounting matters;

         (b) Section 7.7 of the Credit Agreement is hereby amended by deleting the last row used in the table therein and replacing such row with the following row:

         ======================================================================
                                             |
         Fiscal Year 2008 and each Fiscal    |  $160,000,000; provided, (i) if
         Year thereafter                     |  the total Project Costs
                                             |  expended by the Borrower and
                                             |  its Subsidiaries with respect
                                             |  to the Phase II Project is
                                             |  less than $1,300,000,000, then
                                             |  $120,000,000 and (ii) if the
                                             |  Phase II Commitment Sunset
                                             |  Date shall have occurred
                                             |  without the Phase II Approval
                                             |  Date having occurred,
                                             |  $100,000,000
         ----------------------------------------------------------------------

         (c) Section 7.23 of the Credit Agreement is hereby amended by replacing the number "$950,000,000" with the number "$1,400,000,000".

         3. Disbursement Agreement Amendment. The Administrative Agent is hereby directed to execute that certain First Amendment to Disbursement Agreement (the "Disbursement Agreement Amendment") substantially in the form attached hereto as Exhibit A on behalf of the Lenders.

         4. Disposition of Real Estate from Wynn Golf to the Borrower. As permitted pursuant to Section 7.5(o) of the Credit Agreement (assuming that the Borrower otherwise complies with the provisions of such section), Wynn Golf intends to transfer to the Borrower up to five acres of the Golf Course Land that is contiguous to the Phase II Land (the "Additional Phase II Land"). After such transfer, the Borrower intends that the Additional Phase II Land no longer be deemed "Golf Course Land" and thus no longer subject to, among other things, the Golf Course Lease or the potential future release provisions of
Section 7.5(k) of the Credit Agreement. In order to effectuate the foregoing Disposition by Wynn Golf to the Borrower of the Additional Phase II Land and subject to the Borrower taking all actions required pursuant to Section 6.10 of the Credit Agreement with respect to the Additional Phase II Land upon the consummation of such Disposition, the Lenders hereby consent, in each case to the extent necessary to reflect such Disposition and related transactions, to
(x) the amendment of the definitions of "Golf Course Land" and "Phase II Land", in each case as set forth in the Disbursement Agreement, Exhibit Q-3 to the Disbursement Agreement and any other provisions of the Loan Documents necessary to reflect such Disposition, (y) the amendment of the Golf Course Lease and the Shuttle Easement Agreement and (z) the amendment and partial reconveyance of the Borrower Mortgage and the amendment and partial reconveyance of the Wynn Golf Mortgage (subject in the case of the amendments described in this clause (z) to the Administrative Agent receiving appropriate endorsements or supplements, or a commitment to issue such endorsements or supplements, in either case in form and substance reasonably satisfactory to the Administrative Agent, ensuring the Lenders that such amendments and partial reconveyances do not adversely affect the Lenders' title and extended coverage insurance contained in the Title Policy in any material respect). Additionally, the Lenders hereby agree to waive Sections 7.10 and 7.28 of the Credit Agreement for purposes of such Disposition and other transactions described in this Section 4. The Administrative Agent and/or the Collateral Agent shall be authorized to execute any documentation necessary to effectuate the foregoing (including, without limitation, amendments to the Loan Documents to reflect the above described amendments and any partial reconveyances of the mortgages to reflect the above described partial reconveyances of the mortgages) without further consent or action by the Lenders. The Borrower agrees that in order to grant the Collateral Agent on behalf of the Lenders a Lien on the Additional Phase II Land as required pursuant to Section 6.10 of the Credit Agreement, it shall execute an amendment to the existing Borrower Mortgage and obtain and deliver to the Administrative Agent an appropriate endorsement or supplement to the Title Policy, or a commitment to issue such endorsement or supplement, in form and substance reasonably satisfactory to the Administrative Agent, ensuring the Lenders that the Borrower has fee simple title to the Additional Phase II Land and the Borrower Mortgage is (or will be when the applicable documents are recorded) a valid, first priority lien on the Additional Phase II Land, free and clear of all liens, encumbrances and exceptions to title whatsoever, other than Permitted Encumbrances.

         5. Amendment to Shuttle Easement Agreement. Without limiting Section 4 above and notwithstanding anything in the Credit Agreement to the contrary, the Lenders hereby consent to the Borrower and Wynn Golf amending the Shuttle Easement Agreement to alter the Real Estate encumbered thereby as is desirable in connection with the Borrower's development of the Phase II Land (including the Additional Phase II Land).

         6. Representations and Warranties. To induce the Lenders to agree to this First Amendment, the Borrower represents to the Administrative Agent and the Lenders that as of the date hereof:

         (a) the Borrower and each of the Wynn Amendment Parties has all power and authority to enter into this First Amendment and the Disbursement Agreement Amendment (collectively, the "First Amendment Documents") to which each is a party and that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the First Amendment Documents to which each is a party;

         (b) the execution and delivery of First Amendment Documents and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of the First Amendment Documents to which each is a party and that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made have been duly authorized by all necessary action on the part of the Borrower and each of the Wynn Amendment Parties;

         (c) the execution and delivery of the First Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of such First Amendment Documents to which each is a party do not and will not conflict with or violate (i) any provision of the articles of incorporation or bylaws (or similar constituent documents) of the Borrower or any Wynn Amendment Party, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Wynn Amendment Party, or (iv) any indenture, agreement or instrument to which the Borrower or any Wynn Amendment Party is a party or by which the Borrower or any Wynn Amendment Party, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person;

         (d) the First Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made have been duly executed and delivered by the Borrower and each of the Wynn Amendment Parties party thereto and the Credit Agreement and the other Loan Documents, as amended by the First Amendment Documents, are the legal, valid and binding obligations of the Borrower and each of the Wynn Amendment Parties, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

         (e) after giving effect to the First Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made, no event has occurred and is continuing or will result from the execution and delivery of the First Amendment Documents that would constitute a Default or an Event of Default;

         (f) since the Closing Date, no event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

         (g) each of the representations and warranties made by the Borrower and the Wynn Amendment Parties in or pursuant to the Loan Documents to which each is a party shall be true and correct in all material respects on and as of the date this representation is being made, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

         7. Effectiveness of this First Amendment. This First Amendment shall be effective only if and when signed by the Borrower, and the Wynn Amendment Parties and the Administrative Agent on behalf of the Lenders.

         8. Acknowledgments. By executing this First Amendment each of the Wynn Amendment Parties (a) consents to the First Amendment Documents, (b) acknowledges that notwithstanding the execution and delivery of the First Amendment Documents, the obligations of each of the Wynn Amendment Parties under the Guarantee are not impaired or affected and the Guarantee continues in full force and effect and (c) affirms and ratifies, to the extent it is a party thereto, the Guarantee.

         9. Miscellaneous. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This First Amendment may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the "Credit Agreement", or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This First Amendment shall be deemed a "Loan Document" as defined in the Credit Agreement. Section 10.12 of the Credit Agreement shall apply to this First Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth therein.

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         IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed by their officers or officers of their sole ultimate members thereunto duly authorized as of the day and year first above written, to be effective as of the Effective Date.


WYNN LAS VEGAS, LLC,                              WYNN GOLF, LLC,
a Nevada limited liability company                a Nevada limited liability company

By:   Wynn Resorts Holdings, LLC,                 By:   Wynn Las Vegas, LLC,
      a Nevada limited liability company,               a Nevada limited liability company,
      its sole member                                   its sole member

      By:    Wynn Resorts, Limited,                     By:  Wynn Resorts Holdings, LLC,
             a Nevada corporation,                           a Nevada limited liability company,
             its sole member                                 its sole member

                                                             By:   Wynn Resorts, Limited, a Nevada
             By:    /s/ Ronald J. Kramer                           corporation, its sole member
                  --------------------------
             Name:  Ronald J. Kramer                               By:  /s/ Ronald J. Kramer
             Title: President                                          -----------------------------
                                                                   Name:  Ronald J. Kramer
                                                                   Title: President


WYNN SUNRISE, LLC,                                WORLD TRAVEL, LLC,
a Nevada limited liability company                a Nevada limited liability company

By:   Wynn Las Vegas, LLC,                        By:   Wynn Las Vegas, LLC,
      a Nevada limited liability company,               a Nevada limited liability company,
      its sole member                                   its sole member

      By:  Wynn Resorts Holdings, LLC,                  By:  Wynn Resorts Holdings, LLC,
           a Nevada limited liability                        a Nevada limited liability company,
           company, its sole member                          its sole member

                                                             By:   Wynn Resorts, Limited, a Nevada
             By:    /s/ Ronald J. Kramer                           corporation, its sole member
                  --------------------------
             Name:  Ronald J. Kramer                               By:  /s/ Ronald J. Kramer
             Title: President                                          -----------------------------
                                                                   Name:  Ronald J. Kramer
                                                                   Title: President




LAS VEGAS JET, LLC,                               WYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company                a Nevada limited liability company

By:   Wynn Las Vegas, LLC,                        By:   Wynn Las Vegas, LLC,
      a Nevada limited liability company,               a Nevada limited liability company,
      its sole member                                   its sole member

      By:  Wynn Resorts Holdings, LLC,                  By:  Wynn Resorts Holdings, LLC,
           a Nevada limited liability                        a Nevada limited liability company,
           company, its  sole member                         its sole member

                                                             By:  Wynn Resorts, Limited, a Nevada corporation,
           By:   Wynn Resorts, Limited, a Nevada                  its sole member
                 corporation, its sole member
                                                                  By:    /s/ Ronald J. Kramer
                 By:    /s/ Ronald J. Kramer                           --------------------------
                      --------------------------                  Name:  Ronald J. Kramer
                 Name:  Ronald J. Kramer                          Title: President
                 Title: President


WYNN CAPITAL CORP.,                               DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Administrative
a Nevada corporation                              Agent on behalf of the Lenders


By:    /s/ Ronald J. Kramer                       By:    /s/ Steven P. Lapham
     --------------------------                        --------------------------
Name:  Ronald J. Kramer                           Name:  Steven P. Lapham
Title: President                                  Title: Managing Director


                                                  By:    /s/ Joanna Soliman
                                                       --------------------------
                                                  Name:  Joanna Soliman
                                                  Title: Associate

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